[SHIP]
                            [THE VANGUARD GROUP LOGO]

                         VANGUARD(R) CALIFORNIA INSURED
                          LONG-TERM TAX-EXEMPT FUND AND
                         VANGUARD(R) CALIFORNIA INSURED
                        INTERMEDIATE-TERM TAX-EXEMPT FUND

                SUPPLEMENT TO THE PROSPECTUS DATED MARCH 30, 2000

On page 4 in the paragraph under INVESTMENT STRATEGIES, the third sentence is deleted and replaced with the following:
     The remainder of the Fund's assets may be invested in investment-grade quality California municipal securities that are not insured.

                                     * * * *

On page 7 in the paragraph under INVESTMENT STRATEGIES, the third sentence is deleted and replaced with the following:
     The remainder of the Fund's assets may be invested in investment-grade quality California municipal securities that are not insured.

                                     * * * *

On page 13 in the third paragraph after the PLAIN TALK ABOUT ALTERNATIVE MINIMUM TAX, the last sentence is deleted and replaced with the following:
     However, up to 35% of the California Insured Intermediate-Term Tax-Exempt Fund's assets and up to 20% of the California Insured Long-Term Tax-Exempt Fund's assets may be invested in either:
- Uninsured California municipal securities with credit quality equivalent to that of securities rated BBB or better by a Nationally Recognized Statistical Rating Organization (NRSRO), or
-    Uninsured   investment-grade   quality,   short-term  California  municipal
     securities.

(C)2001 The Vanguard Group, Inc. All rights reserved.             PS75N   022001
Vanguard Marketing Corporation, Distributor.